UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 6, 2005
                                                           -----------

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


       North Carolina               0-12781                  56-1001967
       --------------               -------                  ----------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification No.)

                             1823 Eastchester Drive
                        High Point, North Carolina 27265
              ----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (336) 889-5161
     -----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                      Former Address: 101 South Main Street
                        High Point, North Carolina 27260
   --------------------------------------------------------------------------
              (Former name or address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 6, 2005, Culp, Inc. (the "Company") entered into a Severance
Agreement and Waiver of Claims (the "Agreement") with Rodney A. Smith, the Company's former President of the Culp Decorative Fabrics division in connection with Mr. Smith's resignation, effective as of April 19, 2005, from his position with the Company. The Agreement provides that the Company will continue Mr. Smith's current salary ($230,000 annually) through April 30, 2006, payable in accordance with the Company's standard payroll practices (the "Continuation Period"). During the Continuation Period, Mr. Smith will be allowed to continue to participate in certain benefit plans, including continuing to pay the regular employee rate under the Company's health benefit plan. Stock options held by Mr. Smith will continue to vest and will be exercisable until July 30, 2006, subject to the terms of the options and the plans under which they are granted and subject to Company policies regarding transactions in Company securities. The Agreement also provides that Mr. Smith will receive up to twelve months of outplacement assistance. In addition, the Agreement contains a standard release of claims by Mr. Smith in favor of the Company. Under the terms of the Agreement, Mr. Smith has the right to revoke the Agreement in writing within the seven-day period following the date that the Agreement was executed.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is included in Item 9.01 of this Current Report on Form 8-K as Exhibit 10.1, and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

         (c)      The following exhibits are filed as part of this report:

                  10.1 -  Severance Agreement and Waiver of Claims dated
                           May 6, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 11, 2005

                                                 Culp, Inc.

                                                 By:      /s/ Kenneth M. Ludwig
                                                          ----------------------
                                                          Kenneth M. Ludwig
                                                          Senior Vice President

                                  EXHIBIT INDEX

Exhibit Number                   Exhibit
--------------                   -------

        10.1                     Severance Agreement and Waiver of Claims dated
                                 May 6, 2005